UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2011

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (State or Other Jurisdiction of Incorporation)	001-08895 (Commission File Number)	33-0091377 (I.R.S. Employer Identification No.)
3760 Kilroy Airport Way, Suite 300 Long Beach, California (Address of Principal Executive Offices)		90806 (Zip Code)
Registrant’s telephone number including area code: (562) 733-5100
N/A (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

HCP, Inc., a Maryland corporation (the "Company"), is filing this Current Report on Form 8-K to replace Exhibit 10.1 of the Company's Current Report on Form 8-K filed on April 13, 2011, with Exhibit 10.1 hereto in accordance with a confidentiality treatment request filed with the Securities and Exchange Commission (the "SEC").

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

No.	Description

10.1*
Master Lease and Security Agreement, dated as of April 7, 2011, by and between the parties set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 attached thereto and HCR III Healthcare, LLC.

*	Portions of this Exhibit 10.1 have been omitted pursuant to a request for confidential treatment with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President - Chief Financial Officer

Dated:      July 12, 2011

Exhibit Index

No.	Description

10.1*
Master Lease and Security Agreement, dated as of April 7, 2011, by and between the parties set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 attached thereto and HCR III Healthcare, LLC.

*	Portions of this Exhibit 10.1 have been omitted pursuant to a request for confidential treatment with the SEC.